Impairment Charges (Predecessor) (STAG Predecessor Group)	12 Months Ended
Dec. 31, 2010
STAG Predecessor Group
Impairment Charges

9. Impairment Charges

        STAG Predecessor Group adopted the fair value measurement provisions as of January 1, 2008 for the impairment of long-lived assets recorded at fair value. In connection with the periodic review of the carrying values of STAG Predecessor Group's properties, STAG Predecessor Group determined during the year ended December 31, 2008 that an impairment loss in the amount of $3,728 should be recorded for STAG Predecessor Group's property located in Daytona Beach, Florida. The determination that an impairment loss should be recorded was made as a result of a tenant default and subsequent vacancy.

        The following table presents information about STAG Predecessor Group's impairment charge and fair market value of the asset which was measured in accordance with GAAP for the year ended December 31, 2008. The table indicates the fair value hierarchy of the valuation techniques STAG Predecessor Group utilized to determine fair value. Fair value was determined by estimating the future cash flows from the property discounted to the present value using a discount rate commensurate with the risks involved in those cash flows.

		Fair Value Measurements as of December 31, 2008 Using:
	December 31, 2008	Quoted in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Impairment Charge
Daytona Beach, FL property	$1,883	$—	$—	$1,883	$(3,728)